EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors of
Convest Energy Corporation:


As independent public accountants, we hereby consent to the incorporation by reference of our reports, included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (Registration Nos. 333-04891).

                                                      /s/ Arthur Andersen LLP
                                                          ARTHUR ANDERSEN LLP

Houston, Texas
March 27, 1997